UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 2, 2024
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Monroe Capital Corporation
(Exact name of registrant as specified in its charter)
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Maryland	814-00866	27-4895840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 South Wacker Drive, Suite 6400, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)
(312) 258-8300
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	MRCC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b)

On April 2, 2024, Jeffrey D. Steele and Jorde M. Nathan informed the Board of Directors (the “Board”) of Monroe Capital Corporation (the “Company”) of each of their intentions to step down from the Board following the conclusion of the current director service year. Mr. Steele will not stand for re-election as a Class III director at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”), which is expected to be held in June 2024, and Mr. Nathan will resign from the Board, effective as of the Annual Meeting. Mr. Nathan also will step down as a member of the Board’s Nominating and Corporate Governance Committee and Compensation Committee at the same time.

As such, the Board has determined to reduce the size of the Board from seven (7) to five (5) directors, effective as of the Annual Meeting. The Board expects to nominate one Class III director to stand for re-election at the Annual Meeting. Following the departure of Mr. Steele and Mr. Nathan from the Board, the Board will consist of two Class I directors, two Class II Directors, and one Class III director.

The Board has appointed Thomas J. Allison to replace Mr. Nathan as a member of the Nominating and Corporate Governance Committee, and has appointed Jeffrey A. Golman to replace Mr. Nathan as a member of the Compensation Committee, effective as of the Annual Meeting.

Mr. Steele has served on the Board since the Company’s initial public offering in 2012, and Mr. Nathan has served on the Board since 2013. The Company appreciates and thanks Mr. Steele and Mr. Nathan for their service and commitment as directors and will continue to benefit from their perspectives and insights as directors until the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONROE CAPITAL CORPORATION

	By:	/s/ Lewis W. Solimene, Jr.
	Name:	Lewis W. Solimene, Jr.
	Title:	Chief Financial Officer and Chief Investment Officer
Dated: April 5, 2024